UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 2, 2010

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Cañada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry Into a Material Definitive Agreement.

On August 2, 2010, Sport Chalet, Inc. and certain of its subsidiaries (collectively, the "Company") entered into a Fifth Amendment to Amended and Restated Loan and Security Agreement (the "Fifth Amendment") dated as of August 2, 2010 with Bank of America, N.A. (the "Bank") as agent for the lenders under that certain Amended and Restated Loan and Security Agreement, as amended, dated as of June 20, 2008 (the “Loan Agreement”).

Under the terms of the Fifth Amendment, the amount the Company can borrow against its borrowing base has been increased by approximately 4% to between 63% and 71% of eligible inventory (varying from month to month).

The foregoing summary is qualified in its entirety by reference to the copy of the Fifth Amendment which is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

Item 2.02	Results of Operations and Financial Condition.

On August 2, 2010, Sport Chalet, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 27, 2010.  A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The information furnished in Item 2.02 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

In addition to reporting the Company’s financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provides information regarding EBITDA.  This measure is considered non-GAAP and is not preferable to GAAP financial information.  EBITDA, as defined in the Company’s current bank loan agreement is a non-GAAP measure of liquidity and is included to provide information concerning the Company’s performance relative to benchmarks contained in the bank loan agreement.  For more information on this non-GAAP financial measure, please see the table captioned “Reconciliation of non-GAAP results of operations measure to the nearest comparable GAAP measure,” included in Exhibit 99.2.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On August 2, 2010, the Company entered into the Fifth Amendment described in Item 1.01 above, which description is incorporated in this Item 2.03 by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holder.

The Company submitted to a vote of its security holders at its 2010 annual meeting of stockholders (the "Annual Meeting") held on August 3, 2010, the election of the members of the Board of Directors of the Company.  Each director was elected to serve until the 2011 annual meeting of stockholders or until his or her successor shall have been elected and qualified, subject to his or her earlier death, resignation, disqualification or removal.  The final result of the vote for each nominee for director of the Company was as follows:

John R. Attwood	For: 505,189
Withheld: 2,317

Rachel C. Glaser	For: 1,887,579
Withheld: 13,625

Donald J. Howard	For: 1,890,606
Withheld: 10,598

Craig L. Levra	For: 1,885,664
Withheld: 15,540

Eric S. Olberz	For: 1,892,939
Withheld: 8,265

Randall G. Scoville	For: 1,887,695
Withheld: 13,509

Kevin J. Ventrudo	For: 1,887,695
Withheld: 13,509

The Company also submitted to a vote of its security holders at the Annual Meeting, the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending April 3, 2011. The final result of the vote on this proposal was as follows:  2,210,107 shares voted in favor of the proposal, 19,797 shares voted against, 1,368 shares abstained from voting, and zero broker non-votes with respect to this proposal were received.

Item 7.01              Regulation FD Disclosure.

On August 3, 2010, Craig Levra, the Chairman of the Board, President and Chief Executive Officer of the Company, made a presentation to the Annual Meeting.  A copy of the presentation slides is attached as Exhibit 99.3 to this Report and is incorporated herein by this reference.

The information furnished in Item 7.01 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in Item 7.01 is not intended to, and does not constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Non-GAAP Financial Measures

In addition to reporting the Company’s financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provides information regarding EBITDA.  This measure is considered non-GAAP and is not preferable to GAAP financial information.  EBITDA, as defined in the Company’s current bank loan agreement is a non-GAAP measure of liquidity and is included to provide information concerning the Company’s performance relative to benchmarks contained in the bank loan agreement.  For more information on this non-GAAP financial measure, please see the table captioned “Reconciliation of non-GAAP results of operations measure to the nearest comparable GAAP measure,” included in Exhibit 99.2.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the exhibits to this Report, the matters set forth therein are forward-looking statements within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially.  Those risks include, among other things, the negative effect of the economic downturn on the Company's sales, limitations on borrowing under the Company's bank credit facility, the Company's ability to reduce operating expenses and control costs, the competitive environment in the sporting goods industry in general and in the Company's specific market areas, inflation, the challenge of maintaining its competitive position, changes in costs of goods and services, the weather and economic conditions in general and in specific market areas.  These and other risks are more fully described in the Company's filings with the Securities and Exchange Commission.  You should not place undue reliance on these forward-looking statements, which speak only as the date of the respective exhibit.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of August 2, 2010.

99.2	Press release dated August 2, 2010, entitled: "Sport Chalet Reports First Quarter Fiscal 2011 Results."

99.3	Presentation slides for 2010 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2010	SPORT CHALET, INC. By /s/ Howard K. Kaminsky Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of August 2, 2010.

99.2	Press release dated August 2, 2010, entitled: "Sport Chalet Reports First Quarter Fiscal 2011 Results."

99.3	Presentation slides for 2010 Annual Meeting.